                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K


                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 8, 1998 (July 1, 1998)


                         Kimco Realty Corporation
          (Exact name of registrant as specified in its charter)


Maryland                         1-10899                   13-2744380
-------------------------------  ------------------------  -------------------
(State or other jurisdiction of  (Commission File Number)  (IRS Employer
incorporation)                                             Identification No.)

3333 New Hyde Park Road
New Hyde Park, New York                                    11042-0020
-------------------------------                            -------------------
(Address of principal executive                            (zip code)
offices)


                               516/869-9000
                   -----------------------------------
                         Registrant's telelphone,
                           including area code

                              Not Applicable
------------------------------------------------------------------------------
      (former name or former address, if changed since last report.)

                KIMCO REALTY CORPORATION AND SUBSIDIARIES
                              CURRENT REPORT
                                    ON
                                 FORM 8-K


Item 5. Other Events

         Metropolitan Life / Venture Properties Acquisition

         On July 1, 1998, certain subsidiaries of Kimco Realty
Corporation (the "Company") acquired from Metropolitan Life Insurance
Company ("Metropolitan") 30 fee and leasehold positions consisting of 29 neighborhood and community shopping center properties and 1 office/distribution facility (the "Properties"). The Properties, comprising approximately 3.8 million square feet of gross leasable area ("GLA") in 5 states, were acquired for an aggregate purchase price of $167.5 million. The Properties are currently leased to Venture Stores, Inc. ("Venture") under a single master lease agreement. In accordance with the master lease, all operating expenses and obligations of the Properties are the responsibility of Venture.

         In January 1998, Venture filed for protection under Chapter 11 of the United States Bankruptcy Code. In April 1998, the Company entered into an agreement with Venture to purchase Venture's leasehold position in the Properties and other properties in which the Company has an interest. The acquisition of the Properties from Metropolitan was contingent upon bankruptcy court approval of the Company's purchase of Venture's leasehold positions. The bankruptcy court approved that agreement in June 1998. Additionally, on May 1, 1998, the Company entered into an agreement to lease certain of these locations to Kmart Corporation, subject to the completion of the Company's purchase of Venture's leasehold positions.

         This acquisition represents a "significant acquisition" pursuant to Rule 3-14 of Regulation S-X. Accordingly, the Company is filing this report to provide certain historical financial information and pro forma financial information for these Properties.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) (b)  Financial Statements and Pro Forma Financial Information

         The financial statements and pro forma financial information filed herewith is as follows:

                                                                                         Page
                                                                                         ----
         Report of Independent Accountants..................................................5
         Historical Summary of Revenues of Certain Acquired Metropolitian Life Properties
         for the Year Ended December 31, 1997 and for the Three Months
         Ended March 31, 1998...............................................................6
         Notes to Historical Summary of Revenues of Certain Acquired Metropolitian Life
         Properties.........................................................................7

         Estimates of Net Income and Funds from Operations of Certain
         Acquired Metropolitian Life Properties.............................................8
         Notes to Estimates of Net Income and Funds from Operations of
         Certain Acquired Metropolitian Life Properties.....................................9

         Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998...............11
         Pro Forma Condensed Consolidated Statements of Income for the Year
         Ended December 31, 1997 and the Three Months Ended March 31, 1998.................12
         Notes to Pro Forma Condensed Consolidated Financial Statements....................14

         (c)  Exhibits:

              * 23.1 Consent of PricewaterhouseCoopers LLP

         --------------
         *Filed herewith.

                KIMCO REALTY CORPORATION AND SUBSIDIARIES

             CERTAIN ACQUIRED METROPOLITIAN LIFE PROPERTIES

                      HISTORICAL SUMMARY OF REVENUES

                                 FOR THE

                       YEAR ENDED DECEMBER 31, 1997

                      Report of Independent Accountants

To the Board of Directors and
Kimco Realty Corporation:

In our opinion, the accompanying Historical Summary of Revenues of Certain Acquired Metropolitan Life Properties, as defined in the accompanying Note 1, presents fairly in all material respects, the revenues of certain acquired Metropolitan Life properties for the year ended December 31, 1997 in conformity with generally accepted accounting principles. This historical summary is the responsibility of the management of Kimco Realty Corporation; our responsibility is to express an opinion on this historical summary based on our audit. We conducted our audit of this historical summary in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary, assessing the accounting priciples used and significant estimates made by management, and evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for the opinion expressed above.

The accompanying Historical Summary of Revenues of Certain Acquired Metropolitan Life Properties has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete representation of the revenues and expenses of the Certain Acquired Metropolitan Life Properties.


                                            PricewaterhouseCoopers LLP

New York, New York
July 7, 1998

                KIMCO REALTY CORPORATION AND SUBSIDIARIES

              CERTAIN ACQUIRED METROPOLITAN LIFE PROPERTIES

                      HISTORICAL SUMMARY OF REVENUES


                                                          Three Months
                                         Year Ended       Ended March
                                        December 31,        31, 1998
                                            1997          (Unaudited)
                                       --------------    --------------

Revenues:
Base rentals                          $  19,044,050     $    4,761,013
                                       ==============    ==============








The accompanying notes are an integral part of this financial statement.

                KIMCO REALTY CORPORATION AND SUBSIDIARIES

                CERTAIN ACQUIRED METROPOLITAN LIFE PROPERTIES

                 NOTES TO HISTORICAL SUMMARY OF REVENUES


1.    Certain Acquired Metropolitan Life Properties

The Historical Summary of Revenues relates to the operations of the certain acquired properties as described below, while under ownership previous to Kimco Realty Corporation and Subsidiaries (the "Company").

On July 1, 1998, the Company acquired from Metropolitan Life Insurance Company ("Metropolitan") 30 fee and leasehold positions consisting of 29 neighborhood and community shopping center properties and 1 office/distribution facility (the "Certain Acquired Metropolitan Life Properties").

The Certain Acquired Metropolitan Life Properties are subject to a single master lease agreement between Metropolitan and Venture Stores, Inc. ("Venture"). The lease is an absolute net lease pursuant to which Venture paid all operating expenses and obligations of the Certain Acquired Metropolitan Life Properties. In accordance with the master lease, rental payments in the amount of $1,587,000 per month are due through July 2010.

2.    Basis of Presentation

The historical summary has been prepared on the accrual method of accounting. Operating expenses, including operating and maintenance costs, real estate taxes and insurance relating to the operation of the Certain Acquired Metropolitan Life Properties were paid directly by the tenant pursuant to the master lease and, accordingly, have not been presented in the historical summary. In accordance with the regulations of the Securities and Exchange Commission, depreciation and any general and administrative expenses have been excluded from the historical summary, as such costs are dependent upon a particular owner, purchase price or other financial agreements.

3.    Venture Bankruptcy

In January 1998, Venture filed for protection under Chapter 11 of the United States Bankruptcy Code. The Company has not received notice that Venture will be delinquent in the payment of any rents due. There can be, however, no assurance that Venture will continue to pay rents as they become due or that the trustee in bankruptcy will not reject the leases under which Venture is bound.

In April 1998, the Company entered into an agreement with Venture to purchase Venture's leasehold position in the Certain Acquired Metropolitan Life Properties. The acquisition of the Certain Acquired Metropolitan Life Properties was contingent upon bankruptcy court approval of the Company's purchase of Venture's leasehold positions. The bankruptcy court approved that agreement in June 1998. The Company has also entered into an agreement to lease certain of these locations to another retailer, subject to the completion of the Company's purchase of Venture's leasehold positions.

                KIMCO REALTY CORPORATION AND SUBSIDIARIES

                       ESTIMATES OF NET INCOME AND
                          FUNDS FROM OPERATIONS
                                    OF
                CERTAIN ACQUIRED METROPOLITAN LIFE PROPERTIES
                               (Unaudited)

The following represents an estimate of the net income and funds from operations related to the operation of the Certain Acquired Metropolitan Life Properties based upon the Historical Summary of Revenues of Certain Acquired Metropolitan Life Properties for the year ended December 31, 1997. These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimated Net Income
          Revenues                                             $   19,044,050
          Less: Estimated depreciation (Note 1)                    (3,582,460)
                                                                -------------
                        Estimated net income                   $   15,461,590
                                                                =============

Estimated Funds from Operations
         Estimated net income                                  $   15,461,590
          Add: Estimated depreciation (Note 1)                      3,582,460
                                                                -------------
                        Estimated funds from operations        $   19,044,050
                                                                =============

                KIMCO REALTY COPRORATION AND SUBSIDIARIES

                   NOTES TO ESTIMATES OF NET INCOME AND
                          FUNDS FROM OPERATIONS
                                    OF
                CERTAIN ACQUIRED METROPOLITAN LIFE PROPERTIES

1.    Basis of Presentation

Depreciation has been estimated based upon an allocation of the purchase price for the Certain Acquired Metropolitan Life Properties to land (20%) and building (80%) for the fee simple properties and to building (100%) for the properties subject to ground leases and assumes a 39 year useful life applied on a straight-line method.

No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust ("REIT") under the provisions of the Internal Revenue Code ("Code"). Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.

2.    Acquisition Considerations

         In assessing the properties acquired, the Company's management considered the existing tenancies, which are initially the primary revenue source, the occupancy rates, which were 100% on the date of acquisition, the competitive nature of the markets and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and capital improvement requirements were evaluated.

         During January 1998, the tenant in occupancy at the Certain
Acquired Metropolitan Life Properties filed for protection under Chapter 11 of the United States Bankruptcy Code. In April 1998 the Company entered into an agreement with the tenant to purchase its leasehold positions in these properties. The acquisition of the Certain Acquired Metropolitan Life Properties was contingent upon bankruptcy court approval of the Company' purchase of the tenant's leasehold positions. In addition, the Company has entered into an agreement with another retailer to lease certain of these locations, subject to the completion of the Company's purchase of the current tenant's leasehold positions.

         Management is not aware of any material factors, except for the effect of the Company's contemplated purchase of Venture's leasehold positions and subsequent re-tenanting efforts, that would cause the reported financial information in the accompanying Historical Summary of Revenues and Estimates of Net Income and Funds from Operations of Certain Acquired Metropolitan Life Properties to be misleading or not necessarily indicative of future operating results.

                KIMCO REALTY CORPORATION AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND
                           STATEMENTS OF INCOME

The accompanying Pro Forma Condensed Consolidated Balance Sheet as of
March 31, 1998 gives effect to (i) the purchase of four shopping centers acquired during April and May 1998 which were previously reported on Form 8-K dated May 22, 1998 and (ii) the purchase of the Certain Acquired Metropolitan Life Properties by the Company as if these properties had been acquired as of March 31, 1998.

The accompanying Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1997 and the three months ended March 31, 1998 assume (i) the purchase of 15 shopping centers acquired during 1998 which were previously reported on Form 8-K dated May 22, 1998 (the
"Shopping Center Acquisitions") and (ii) the purchase of the Certain
Acquired Metropolitan Life Properties had occurred as of January 1, 1997. The pro forma information is based on the historical statements of the Company after giving effect to the acquisition of the Shopping Center Acquisitions and the Certain Acquired Metropolitan Life Properties.

The Pro Forma Condensed Consolidated Balance Sheet and the Statements of Income have been prepared by the management of the Company. These pro forma statements may not be indicative of the results that would have actually occurred if the Certain Acquired Metropolitan Life Properties had been acquired on the date indicated. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Condensed Consolidated Balance Sheet and Statements of Income should be read in conjunction with Kimco Realty Corporation's audited financial statements as of December 31, 1997 and for the year then ended (which are contained in the Company's Annual Report on Form 10-K, as amended for the year ended December 31, 1997), and the unaudited condensed consolidated financial statements as of March 31, 1998 and for the three months then ended (which are contained in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 1998) and the accompanying notes thereto.

                KIMCO REALTY CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              MARCH 31, 1998

                             ---------------
                               (Unaudited)

                                                                                                         Shopping Center
                                                                                    As Reported            Acquisitions
                                                                                  ---------------        ---------------

Assets:
  Real estate, net of accumulated depreciation                                    $ 1,311,322,749        $    47,985,000
  Investment in retail store leases                                                    15,539,477                      -
  Cash and cash equivalents                                                            34,377,395             34,551,891
  Accounts and notes receivable                                                        18,304,186                      -
  Other assets                                                                         91,573,797                      -
                                                                                  ---------------        ---------------
                                                                                  $ 1,471,117,604             82,536,891
                                                                                  ===============        ===============

Liabilities:
  Notes payable                                                                   $   510,250,000        $             -
  Mortgages payable                                                                   141,192,853                      -
  Other liabilities, including minority interests
     in partnerships
                                                                                       74,341,707              4,973,196
                                                                                  ---------------        ---------------
                                                                                      725,784,560              4,973,196

Stockholders' Equity:
  Preferred stock, $1.00 par value, authorized 5,000,000 shares
  Class A Preferred Stock, $1.00 par value, authorized 345,000 shares
      Issued and outstanding 300,000 shares                                               300,000                      -
      Aggregate liquidation preference $75,000,000
  Class B Preferred Stock, $1.00 par value, authorized 230,000 shares
      Issued and outstanding 200,000 shares                                               200,000                      -
      Aggregate liquidation preference $50,000,000
  Class C Preferred Stock, $1.00 par value, authorized 460,000 shares
      Issued and outstanding 400,000 shares                                               400,000                      -
      Aggregate liquidation preference $100,000,000
  Common stock, $.01 par value, authorized 100,000,000 shares
      Issued and outstanding 40,419,440 and 42,678,460 shares, respectively               404,194                 22,590
  Paid-in capital                                                                     858,197,672             77,541,105
  Cumulative distributions in excess of net income                                   (114,168,822)                     -

                                                                                  ---------------        ---------------
                                                                                      745,333,044             77,563,695

                                                                                  ---------------        ---------------
                                                                                  $ 1,471,117,604        $    82,536,891
                                                                                  ===============        ===============

                                                                                 Certain Acquired
                                                                                 Metropolitan Life
                                                                                    Properties              Pro Forma
                                                                           ----------------------------  ---------------

Assets:
  Real estate, net of accumulated depreciation                                    $   167,500,000        $ 1,526,807,749
  Investment in retail store leases                                                             -             15,539,477
  Cash and cash equivalents                                                                     -             68,929,286
  Accounts and notes receivable                                                                 -             18,304,186
  Other assets                                                                                  -             91,573,797
                                                                                  ---------------        ---------------
                                                                                  $   167,500,000        $ 1,721,154,495
                                                                                  ===============        ===============

Liabilities:
  Notes payable                                                                   $   167,500,000        $   677,750,000
  Mortgages payable                                                                             -            141,192,853
  Other liabilities, including minority interests
     in partnerships
                                                                                                -             79,314,903
                                                                                  ---------------        ---------------
                                                                                      167,500,000            898,257,756

Stockholders' Equity:
  Preferred stock, $1.00 par value, authorized 5,000,000 shares
  Class A Preferred Stock, $1.00 par value, authorized 345,000 shares
      Issued and outstanding 300,000 shares                                                     -                300,000
      Aggregate liquidation preference $75,000,000
  Class B Preferred Stock, $1.00 par value, authorized 230,000 shares
      Issued and outstanding 200,000 shares                                                     -                200,000
      Aggregate liquidation preference $50,000,000
  Class C Preferred Stock, $1.00 par value, authorized 460,000 shares
      Issued and outstanding 400,000 shares                                                     -                400,000
      Aggregate liquidation preference $100,000,000
  Common stock, $.01 par value, authorized 100,000,000 shares
      Issued and outstanding 40,419,440 and 42,678,460 shares, respectively                     -                426,784
  Paid-in capital                                                                               -            935,738,777
  Cumulative distributions in excess of net income                                              -           (114,168,822)

                                                                                  ---------------        ---------------
                                                                                                -            822,896,739

                                                                                  ---------------        ---------------
                                                                                  $   167,500,000        $ 1,721,154,495
                                                                                  ===============        ===============

      The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                KIMCO REALTY CORPORATION AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                   FOR THE YEAR ENDED DECEMBER 31, 1997

                     -------------------------------
                               (Unaudited)

                                                                                               Certain Acquired
                                                                           Shopping Center     Metropolitan Life
                                                       As Reported          Acquisitions          Properties            Pro Forma
                                                      -------------        -------------  ---------------------------- ------------

Revenues from rental property                         $ 198,929,403        $  17,191,682        $  19,044,050       $ 235,165,135
                                                      -------------        -------------        -------------       -------------

Rental property expenses:
Rent                                                      4,873,200                    -                    -           4,873,200
Real estate taxes                                        26,345,685            2,069,241                    -          28,414,926
Interest                                                 31,744,762            3,222,408           10,864,000          45,831,170
Operating and maintenance                                22,194,628            2,163,488                    -          24,358,116
Depreciation and amortization                            30,052,714            2,796,779            3,582,460          36,431,953
                                                      -------------        -------------        -------------       -------------
                                                        115,210,989           10,251,916           14,446,460         139,909,365
                                                      -------------        -------------        -------------       -------------
     Income from rental property                         83,718,414            6,939,766            4,597,590          95,255,770
Income from investment in retail store leases             3,571,946                                                     3,571,946
                                                      -------------        -------------        -------------       -------------
                                                         87,290,360            6,939,766            4,597,590          98,827,716

Management fee income                                     3,276,152                    -                    -           3,276,152
General and administrative expenses                     (11,651,341)                   -                    -         (11,651,341)
Other income (expenses), net                              6,677,279             (777,856)                   -           5,899,423
                                                      -------------        -------------        -------------       -------------

     Income before gain on sale of shopping center       85,592,450            6,161,910            4,597,590          96,351,950

Gain on sale of shopping center property                    243,995                    -                    -             243,995
                                                      -------------        -------------        -------------       -------------

    Net income                                        $  85,836,445        $   6,161,910        $   4,597,590       $  96,595,945
                                                      =============        =============        =============       =============

    Net income applicable to common shares            $  67,398,745        $   6,161,910        $   4,597,590       $  78,158,245
                                                      =============        =============        =============       =============

    Net income per common share
          Basic                                               $1.80                                                         $2.09
                                                             ======                                                         =====
          Diluted                                             $1.78                                                         $2.07
                                                             ======                                                         =====

      The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                 KIMCO REALTY CORPORATION AND SUSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                FOR THE THREE MONTHS ENDED MARCH 31, 1998

               -------------------------------------------
                               (Unaudited)

                                                                                               Certain Acquired
                                                                            Shopping Center    Metropolitan Life
                                                         As Reported         Acquisitions         Properties         Pro Forma
                                                         ------------        ------------        ------------       ------------

Revenues from rental property                            $ 63,111,632        $  3,186,827        $  4,761,013       $ 71,059,472
                                                         ------------        ------------        ------------       ------------

Rental property expenses:
Rent                                                        2,752,135                   -                   -          2,752,135
Real estate taxes                                           8,876,999             265,551                   -          9,142,550
Interest                                                   11,039,207             367,816           2,716,000         14,123,023
Operating and maintenance                                   6,936,109             529,202                   -          7,465,311
Depreciation and amortization                               8,899,764             514,380             895,615         10,309,759
                                                         ------------        ------------        ------------       ------------
                                                           38,504,214           1,676,949           3,611,615         43,792,778
                                                         ------------        ------------        ------------       ------------
     Income from rental property                           24,607,418           1,509,878           1,149,398         27,266,694
Income from investment in retail store leases                 916,171                   -                   -            916,171
                                                         ------------        ------------        ------------       ------------
                                                           25,523,589           1,509,878           1,149,398         28,182,865

Management fee income                                         801,708                   -                   -            801,708
General and administrative expenses                        (3,180,653)                  -                   -         (3,180,653)
Other income (expenses), net                                1,437,863            (228,464)                  -          1,209,399
                                                         ------------        ------------        ------------       ------------

     Income before gain on sale of shopping center         24,582,507           1,281,414           1,149,398         27,013,319

Gain on sale of shopping center property                      901,249                   -                   -            901,249
                                                         ------------        ------------        ------------       ------------

    Net income                                           $ 25,483,756        $  1,281,414        $  1,149,398       $ 27,914,568
                                                         ============        ============        ============       ============

    Net income applicable to common shares               $ 20,874,331        $  1,281,414        $  1,149,398       $ 23,305,143
                                                         ============        ============        ============       ============

    Net income per common share
           Basic                                                $0.52                                                      $0.58
                                                               ======                                                      =====
           Diluted                                              $0.51                                                      $0.57
                                                               ======                                                      =====

      The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                KIMCO REALTY CORPORATION AND SUBSIDIARIES

                NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                           FINANCIAL STATEMENTS

1.    Basis of Presentation

The Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998 gives effect to, with respect to the Shopping Center Acquisitions, (i)the purchase of four shopping center properties acquired by the Company during April and May 1998, (ii) the issuance of an aggregate 2,259,020 shares of the Company's common stock, and (iii) the issuance of partnership units valued at approximately $5.0 million in connection with one of the acquisitions and, with respect to the Certain Acquired Metropolitan Life Properties, (i) the purchase of 30 fee and leasehold positions consisting of 29 neighborhood and community shopping center properties and 1 office/distribution facility acquired by the Company on July 1, 1998, and (ii) the issuance of an aggregate $100.0 million of unsecured medium-term notes bearing interest at 6.73% and the borrowing of $67.5 million under the Company's unsecured revolving credit facility, as if the Shopping Center Acquisitions and the Certain Acquired Metropolitan Life Properties had been acquired, the common shares and partnership units were issued and the financing completed as of March 31, 1998.

As reported amounts have been adjusted based upon the historical results of the Shopping Center Acquisitions and the Certain Acquired Metropolitan Life Properties for the year ended December 31, 1997. These adjustments to the Pro Forma Condensed Consolidated Statements of Income have the effect of presenting the results for the year ended December 31, 1997 and the three months ended March 31, 1998 as if the Shopping Center Acquisitions and the Certain Acquired Metropolitan Life Properties had been acquired as of January 1, 1997.


2.    Pro Forma Adjustments

The adjustment to interest expense relates to (i) the assumption of mortgage debt encumbering four of the Shopping Center Acquisitions, (ii) the issuance of the medium-term notes and the additional borrowings under the Company's unsecured revolving credit facility.

The adjustments to other income (expenses), net relate to (i) the elimination of interest earned on funds assumed to have been expended as of January 1, 1997 for the Shopping Center Acquisitions and (ii) the preferred return applicable to the partnership unitholders in connection with one of the acquisitions.

The adjustment for depreciation was based upon an estimated useful life of 39 years using the straight-line method and purchase price allocations to land and building of 20% and 80%, respectively for the fee simple properties and to building (100%) for the properties subject to ground leases.

                                SIGNATURES

         Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Kimco Realty Corporation
                                                           Registrant


Date:    July 8, 1998


                                                   By: /s/ Michael V. Pappagallo
                                                       -------------------------
                                                   Michael V. Pappagallo
                                                   Chief Financial Officer